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2 Forward-Looking Statements • Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. • Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. • Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com.

3 Agenda Topic Welcome and CEO Kick-Off Management presenter Nigel Travis – Chairman & CEO Financial Update LUNCH Dunkin’ Donuts.: DD Mobile App and DD Perks Scott Hudler – VP, Global Consumer Engagement Paul Carbone – Chief Financial Officer Dunkin’ Donuts U.S.: Driving High-Quality, Efficient U.S. Growth Paul Twohig – President, Dunkin' Donuts U.S. & Canada, & Dunkin' Donuts & Baskin-Robbins Europe & Latin America Dunkin’ Donuts U.S.: Bringing Service to the Next Level Weldon Spangler – VP of Operations, Dunkin’ Donuts U.S. & Canada John Costello – President, Global Marketing & InnovationDunkin’ Donuts U.S.: Leading Product, Marketing and Digital Innovation

4 Agenda Topic Baskin-Robbins U.S.: On the Path to Growth Management presenter Bill Mitchell – President, Baskin-Robbins U.S. & Canada, & Dunkin' Donuts & Baskin-Robbins China, Japan & Korea Dunkin’ Donuts International: Unlocking Our Opportunity in Europe Management Q&A Paul Twohig – President, Dunkin' Donuts U.S. & Canada, & Dunkin' Donuts & Baskin-Robbins Europe & Latin America

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YEARS OF BRAND HERITAGE SIGNIFICANT U.S. & GLOBAL GROWTH OPPORTUNITY ASSET-LIGHT, NEARLY 60+ 100% FRANCHISED BUSINESS Dunkin’ Brands is unique in the QSR space 10

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Using Our Playbook to Drive Growth Strategies INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES GROWTH OF BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS 12

Global Operational Leadership Structure PAUL TWOHIG President, Dunkin' Donuts U.S. & Canada, & Dunkin' Donuts & Baskin-Robbins Europe & Latin America BILL MITCHELL President, Baskin-Robbins U.S. & Canada, & Dunkin' Donuts & Baskin-Robbins China, Japan & Korea JOHN VARUGHESE Vice President, Dunkin' Donuts & Baskin-Robbins Middle East, India, Southeast Asia & Australia 13

Highly experienced, aligned management team based on strong cross-functional collaboration JOHN COSTELLO President, Global Marketing & Innovation RICH EMMETT Chief Legal & Human Resources Officer KAREN RASKOPF SVP & Chief Communications Officer PAUL CARBONE Chief Financial Officer SCOTT MURPHY Senior Vice President, Chief Supply Officer JACK CLARE Chief Information Officer WELDON SPANGLER Vice President of Operations, Dunkin’ Donuts U.S. & Canada 14

Deep management bench-strength including… CHRIS FUQUA Vice President, Dunkin’ Donuts Brand Marketing STEPHEN ENGLAND Vice President, Operating Systems JON GAIMAN Vice President, Dunkin’ Brands U.S. Development JASON MACEDA Vice President, U.S. Financial Planning & Field Treasury JEFF MILLER Vice President, Innovation & Executive Chef SCOTT HUDLER Vice President, Global Consumer Engagement 15

16 Supported by a great Board of Directors IRENE CHANG BRITT President, Pepperidge Farm MICHAEL HINES Former EVP & CFO of Dick’s Sporting Goods, Inc.; Non-Executive Chairman of the Board of GNC Holdings, Inc./Director at TJX Companies, Inc. ANTHONY DINOVI Co-President of Thomas H. Lee Partners, L.P; Director at West Corporation MARK NUNNELLY Managing Director at Bain Capital Partners, LLC; Director at BMC Software/ Bloomin’ Brands, Inc./ Genpact, Inc. SANDRA HORBACH Managing Director of The Carlyle Group; Director at NBTY, Inc./CVC Brasil Operadora e Agencia de Viagens S.A. RALPH ALVAREZ Lead Independent Director, Chairman and Representative Director at Skylark Co., Ltd; Director at Lowe’s Companies, Inc./ Eli Lilly and Company,/Realogy Holdings Corp. JOE UVA Chairman of Hispanic Enterprises and Content for NBC Universal CARL SPARKS Former CEO of Travelocity Global; Director at Vonage Holdings Corp. NIGEL TRAVIS Chairman & CEO; Director at Office Depot, Inc.

Franchisees and licensees are life-blood of Dunkin’ Brands system • Highly-democratic system; takes time to build relationship • Franchised model can mean slower-to-market with certain initiatives than company-owned model • High-margin business is very attractive to new and existing franchisees • Our #1 focus is franchisee profitability but comps are important! • Highest EBITDA $s on record for traditional DD restaurants in 2013 • High flow-through on comps 17 FRANCHISED MODEL DRIVES RESTAURANT GROWTH! • Achieved 4.5% global net growth in 2013 on base of 17,000+ restaurants • Achieved 5.1% Dunkin’ Donuts U.S. net growth in 2013 on base of 7,300+ restaurants Components of Weekly Gross Margin Dollar Growth Q4 ‘12 Avg. Weekly Margin $s Q4 ‘13 Avg. Weekly Margin $s Supply Chain Savings/Ops Improvement COMPS Contribution! Other (i.e. waste)

Dunkin’ Brands of the Future: 30,000+ Restaurants United States Today: 10,144 PODs; 79% of FY13 revenue Future: 19,500+ Latin America Today: 530 PODs; 2% of FY13 revenue Future: 1,400 Europe Today: 598 PODs; 1% of FY13 revenue Future: 1,800 Asia & Australia Today: 5,736 PODs; 5% of FY13 revenue Future: 9,500 Middle East Today: 1,044 PODs; 10% of FY13 revenue Future: 2,000 18 “Today” counts as of December 2013

Dunkin’ Donuts U.S.: 60 years of brand heritage; tremendous U.S. growth opportunity 19 UNITED STATES

Highly successful debut in California 20 MODESTO SANTA MONICA CAMP PENDLETON EMBASSY SUITES SAN DIEGO BARSTOW STATION Traditional Location Alternative Point of Distribution

Rich Greenstein, Dunkin’ Donuts/Baskin-Robbins Franchisee 21 • Franchise partner: Howard Novick • 27 restaurants in Long Island and New York City • 10 restaurants are Dunkin’ Donuts/Baskin-Robbins combos • Franchisee since 2006; built 1st restaurant in 2007 • Continuing to grow in Manhattan and Queens • Plans to build 3 to 4 restaurants over next 12 months • Rich is drinkin’ iced turbo with caramel swirl

Ted Morton, Dunkin’ Donuts Franchisee 22 • CEO of Sizzling Platter • 23 restaurants in TX, CO, UT, CA • Franchisee since 2011 • Continuing to grow in all four states • Plans to build 3 more restaurants by end of 2014 • Ted is drinkin’ iced tea with a shot of blueberry or medium iced coffee

Vipul Patel, Dunkin’ Donuts/Baskin-Robbins Franchisee 23 • 100% owner of one network; partner in a second • 15 restaurants in Chicago across both networks • 8 restaurants are Dunkin’ Donuts/Baskin-Robbins combos • Plans to build 7 restaurants over next 12 months • Forming another network that’s looking to grow in California • Franchisee since 2001 • Vipul is drinkin’ green tea

• It’s a complicated, ever-changing world with far-reaching global events taking place every day • Intensely-competitive U.S. QSR landscape • Macro-economic headwinds facing segment of U.S. consumers • Expect Dunkin’ Donuts U.S. Q3 comps to be 2.0% − 2.25% • Continue to expect Dunkin’ Donuts U.S. 2014 comps to be 2 − 3% Difficult first half of 2014; Q3 landscape still challenging for Dunkin’ Donuts U.S. WE’RE ALWAYS “ON” 24

Dunkin’ Donuts International: Strategic growth focus in highest profit-potential markets 25 BRAZIL EUROPE

Dunkin’ Donuts Europe development off to strong start Higher-AWS markets enable us to charge franchisee fees and royalties similar to Dunkin’ Donuts U.S. Focus on growth in high-GDP countries beginning to drive Dunkin’ Donuts International segment results Dunkin’ Donuts International Q2 2014 segment revenue up 15% versus Q2 2013 26

Dunkin’ Donuts & Baskin-Robbins Middle East: Strongest international market today; long-term opportunity remaining 27 MIDDLE EAST

7 markets 338 restaurants Well-established Middle East presence for both DD and BR 9 markets 706 restaurants Kuwait Lebanon Oman Pakistan Qatar Bahrain Egypt Kuwait Lebanon Oman Saudi Arabia UAE Qatar Saudi Arabia UAE Yemen 28 65%+ of Dunkin’ Brands’ profit from the sale of ice cream came from the Middle East in 2013

DD Saudi Arabia A closer look at our performance in Saudi Arabia BR Saudi Arabia • High beverage mix market with strong coffee ritual • Restaurant base grown 3x over the last 6 years • Continuing to accelerate development • Market share leader in QSR ice cream in Saudi Arabia • Largest QSR operator in country by number of outlets • Pre-packed BR ice cream in grocery stores and other retail outlets • Galadari awarded 2014 “Developer of the Year” from Dunkin’ Brands for achieving the highest record number for new store openings in 2013 (across Middle East) • Continuing to accelerate development 29

Significant long-term growth opportunity in Middle East OPPORTUNITY FOR 2,000+ RESTAURANTS 30 FROM ~1,000 TODAY

Japan & Korea Joint Ventures 31 JAPAN SOUTH KOREA

Long-term turnaround for Joint Ventures in Japan and Korea but working closer-than-ever with JV partners DD Korea BR Japan • Extreme competitive intensity -- 3,000 new points of distribution in last 4 years across 30+ new coffee players • Regulations challenging franchised businesses; choppy consumer sentiment and economy under pressure • Aggressive development over past several years • Transforming brand position through remodels, new menu and marketing • Weather struggles; Increase in consumption tax in 1H14, with another planned for 2015, impacting sale of discretionary items; economy under pressure • Slow to respond to headwinds impacting business • Revamping marketing and implementing promotional plans • Launching new cake innovation Dunkin’ Brands operational and marketing support now in-market for both Joint Ventures 32

Strengthen worldwide awareness through global branding initiatives Make our brands more accessible to consumers Globalize U.S. disciplines and metrics Pro-actively approach sustainability Driving growth in 2014 and beyond… 33

Strengthen worldwide awareness through global branding initiatives Driving growth in 2014 and beyond… • Liverpool Football Club partnership • Mobile Initiatives • Global Days 34

Make our brands more accessible to consumers Driving growth in 2014 and beyond… • DD Perks Rewards in U.S. • Online Ordering • Delivery in certain countries • U.S. Mobile Ordering 35

Globalize U.S. disciplines and metrics Driving growth in 2014 and beyond… • Operational and Food Safety Standards • Opening and Closing Disciplines • Marketing Investment Spend • New High Quality Partners with Strong Disciplines • DD Supply Chain 36

Pro-active approach to sustainability Driving growth in 2014 and beyond… • Aggressively exploring cup alternative • Energy efficiency strategy for Dunkin’ Brands and franchisees • Formal palm oil policy 37

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Franchisee-Model Enables Leveraged Capital Structure and Financial Flexibility 40 DELEVERAGE EBITDA growth & required amortization payments SHARE REPURCHASE Offset dilution from exercising of stock options & other opportunistic repurchases DIVIDENDS Raised quarterly dividend from: $0.15 in 2012 to $0.23 in Q1 2014 4.9 4.6 4.4 4.2 4.1 5.2 5.2 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 4.95.0 4.8 4.54.6 4.6 UPSIZED TERM LOAN IN AUGUST 2012 $750M Returned to Shareholders since IPO1 1 August 2011 through Q2 2014

2014 Guidance1 41 DUNKIN’ DONUTS U.S. 2% – 3% comp store sales growth 380 – 410 total net unit development 500 remodels INTERNATIONAL (DD & BR) 300 – 400 total net unit development BASKIN-ROBBINS U.S. 1 – 3% comp store sales growth 5 – 10 total net unit development BUSINESS SEGMENTS DUNKIN’ BRANDS 5 – 7% revenue growth 7 – 9% adjusted operating income growth 50 to 100 bps of adjusted operating income margin expansion $1.73 – $1.77 EPS 1 2014 guidance updated on July 24, 2014

Preliminary 2015 Guidance 2% – 4% Dunkin’ Donuts U.S. comp store sales growth 5%+ Dunkin’ Donuts U.S. net restaurant growth DUNKIN’ DONUTS U.S. DUNKIN’ BRANDS 10 - 12%+ Adjusted Operating Income growth

Long-Term Earnings Targets 43 STRONG, CONSISTENT REVENUE GROWTH U.S. consolidated comps in the 2 – 4% range Total net unit development of approximately 4 – 6% with opportunity to accelerate HIGHLY LEVERAGEABLE COST STRUCTURE Drives margin expansion of 150 – 200 bps per year STRONG FREE CASH FLOW Facilitates earnings growth through deleveraging or shareholder payout DRIVERS LONG-TERM TARGETS 6 – 8% revenue growth 10 – 12% adjusted operating income growth 15%+ adjusted EPS growth

Tremendous Dunkin’ Donuts U.S. growth opportunity • Contiguous development strategy is driving high-quality, efficient growth • Rigorous real-estate and franchisee selection • Operations-focused culture • National media focused on beverages • Portfolio of high margin products • Flat national cost of goods by 2015 • We are: • Accelerating growth in West and Emerging markets with new and existing franchisees • Exceeding growth plans in Established markets • Opportunistically growing in Core markets 46

Current Dunkin’ Donuts U.S. Restaurant Footprint 47 1 As of end of June 2014 REGION STORES(1) PENETRATION(1) Core 3,976 1:9,000 Established 2,517 1:21,400 Emerging 1,091 1:81,300 West 237 1:550,000 TOTAL 7,821 1:40,000

Significant Long-Term Expansion Opportunity: July 2011 109 ~5,100 792 ~3,800 2,151 ~2,700 3,720 ~3,920 ~200 ~550 ~3,000 ~ 5,000 2010 Core Established Emerging West Long-term ~15,000 6,772 DD pro forma penetration 1:9,200 1:20,000 1:23,000 1:25,000 1:20,000 Core Established Emerging West

Even greater long-term opportunity driven by continued strong growth in Core and Established markets 237 ~5,100 1091 ~3,800 2,517 ~3,717 3,976 ~4,376 ~400 ~1,200 ~3,000 ~ 5,000 Q2 2014 Core Established Emerging West Long-term 17,000+ 7,821 DD pro forma penetration 1:8,200 1:14,600 1:23,000 1:25,000 1:18,300 Core Established Emerging West

Our shift westward is reflected in net openings Net development shifting to West & Emerging markets Franchisee demand strong in Core & Established markets, creating the opportunity for further penetration Strengthened brand and beverage awareness nationally with 4 years of national media and $350M+ ad fund Dunkin’ Donuts is truly a National Brand 2014 Revised Regional Guidance 35-40% 20-25% 15-20% 15-20% 2012 Actual Established 42% Emerging 23% Core 26% Dunkin’ Donuts US Net Openings by Market Type 50 291 Net Openings 380-410 Est. Net Openings West 9% Previously 30 – 35% Previously 30 – 35% Previously 10-15% Unchanged

Driving high quality development across each market Case Studies West Emerging Established Core Texas California Atlanta South Florida Manhattan 51

Accelerating growth in West Markets: Texas • In 2009, market faced major franchisee network bankruptcy and effects of growing too quickly in West, including compromised site selection • Doubled restaurant footprint since 2010; from 32 to 64 restaurants • Partnering with new franchisees; expanding to new markets; utilizing JV partnership for first hand experience in Western market • Opportunity for 800 – 1,000 restaurants • Restaurant performance demonstrates brand resonance and underscores confidence in future growth 2010 2013 Average weekly sales 1% 14% 12% 9% 2010 2011 2012 2013 Comparable store sales 52 57% growth Amarillo Lubbock El Paso Dallas-Ft. Worth Corpus Christi San AntonioAustin Houston

Accelerating growth in West Markets: California

- **Size of opportunity: ~1,000 units**
- **Development strategy**:
  - Released for franchising in three waves
- **Strong franchisee demand:**
  - 2,800+ applicants/inquiries
  - 215 converted to candidates
  - …leading to **12 Store Development Agreement** (SDA) signings totaling 190 commitments to-date sold to **8 new franchisees** and **4 existing franchisees**



Wave 1
Wave 2
Wave 3
Sacramento
San Francisco
San Jose
Fresno
Bakersfield
Los Angeles
Riverside
Long Beach
Santo Ana

Development ahead of schedule…with 5 locations already open

dunkin' brands
DUNKIN' DONUTS
BR baskin robbins

Growing in West Markets with experienced existing and new franchisees Existing franchisees selected because: 1. We value commitment to the brand 2. We believe institutional knowledge benefits new franchisees as well New candidates selected because: 1.They have strong QSR franchise experience, in-market infrastructure, and sufficient capital 2.Dunkin’ Donuts is an important piece of their portfolio • Supporting franchisees with strong new market training programs 54 Average commitment size of 16 restaurants

Accelerating growth in Emerging Markets: Atlanta • Dormant market dominated by franchisees with little interest in growing • Stimulated growth by: • Purchasing existing assets • Building corporate-owned stores • Repackaging territories for development • Resold market to existing franchisee with resources and experience to drive accelerated future growth • Grown market from 78 restaurants in 2010 to an expected ~120 by end of 2014 1% 9% 6% 7% 2010 2011 2012 2013 Comparable store sales 2010 2013 Average weekly sales 55 25% growth Atlanta Athens Macon

Orlando Tampa Ft. Myers-Naples W. Palm Beach Miami-Ft. Lauderdale Exceeding growth plans in Established Markets: South Florida • Tremendous success in South Florida • Grown restaurant base in Miami, Orlando, Tampa, West Palm Beach and Fort Myers markets by 30%+ since 2010 – expect ~680 restaurants by end of 2014 • Consolidation among existing franchisees in-market • Existing franchisees from outside FL acquiring FL restaurants to capitalize on long-term opportunity in the state 6% 8% 7% 5% 2010 2011 2012 2013 Comparable store sales 2010 2013 Average weekly sales 56 14% growth

Opportunistically growing in Core Markets: Manhattan 57 • 58% of net restaurant growth in Core since 2010 was in New York1 • Grown restaurant base in Manhattan from 108 in 2010 to 145 today • Manhattan daytime penetration at 1:21,900 compared to Boston at 1:8,400 • Opened 500th Dunkin’ Donuts in New York City in 2013 • Franchisees driving demand based on strong unit economics • Systems and tools in place to grow without undo impact to comp sales Emerging Established Core 1 Part of New York state in Core market 7% 9% 6% 4% 2010 2011 2012 2013 Comparable store sales 2010 2013 Average weekly sales 20% growth

Proven track record of accelerating restaurant growth Dunkin Donuts U.S. Net Development 206 243 291 371 380-410 2010 2011 2012 2013 2014E 58 3.1% 3.6% 4.1% 5.1% 5%+ Net Development Growth Rate • Strong unit economics driving tremendous new and existing franchisee demand to grow with Dunkin’ Donuts • Supporting our franchisees to capitalize on growth opportunities remaining across markets • Even greater growth opportunity – now expect 17,000+ total restaurants

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Building an Operations-Focused Culture PEOPLE GUEST EXPERIENCE PROFITABLE TOPLINE SALES 61

Our franchisees drive this business every day • Advisory council and subcommittee process enhances the relationship • We have a consistent approach in our restaurant visits so the franchisees know what to expect • Our training has never been better • We attract high caliber, capable franchisees for new opportunities…and many existing franchisees want to grow in new markets • Franchisees embrace innovation and new technology 62

Overall Guest Satisfaction up 14 points since start of program


Top Box (% Highly Satisfied)
May '09
Jun '14

Operations playbook, announced RORs, teaching model → GSS steady acceptance, huddle board → Restaurant visitation, GSD, GSS comment push → Franchisee rating system, GSD 2.0, Leader's Path → Ops playbook update, deployment, MUL training, franchisee business plans

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Above Restaurant Mgmt. • Time Management • People Development • 3,000 attendees Online U • 1.2 MM courses YTD • Guest experience, new product introductions Online Hiring • 1,173 restaurants • More qualified candidate pool • Streamline interview and hiring process Strong training curriculum People 64

Restaurant visit process • Relationship, consistency, expectations • Multiple tools • Action planning • 2.7MM guest surveys per year • 56,000 guest comments emailed to restaurants each week Restaurant Environment • Remodels • Digital Menu boards • Soft seating • Technology, mobile app Guest feedback Continuous restaurant experience feedback Guest Experience 65

Speed • More drive-thrus • Equipment layout • People deployment • Standardized product builds • Sandwich station • New toaster • Beverage VDU Support LTO Strategy • Planning • Training, communication • Execution, follow up Systems and Equipment Innovation Key collaboration between marketing and operations with eye on franchisee profitability Profitable Topline Sales 66

Unleashing the potential of the sandwich category • Double-digit sandwich sales growth over the past several years driven by product innovation • Designing, testing and validating new sandwich station configurations to maintain the speed that our guests appreciate • New platform supports multiple configurations, a flexible menu and increased product throughput 67

Unleashing the potential of the sandwich category 68

Dunkin’ Donuts: Leveraging product, marketing and digital innovation to drive sales and differentiate our brand in a challenging QSR environment 71

2014: Comp store sales growth more challenging than expected; but we’re optimistic about the health of the business • Lower-income households continue to struggle, making the value space highly competitive resulting in more discounting • Increased focus on breakfast and coffee by other restaurant companies • Significant weather in Q1 particularly in Northeast and Mid-Atlantic, a large part of DD sales • Gains in transactions and ticket; less than 50 bps of price in 1H14. Sign of healthy, sustainable growth • Gradual improvement throughout year with strong plans for 2H14 • Confident in long-term prospects and focused on DD Perks, LTOs, and key Beverage and Food Platforms, to drive ritual with core consumers and attract new users to the brand Key Challenges Health of the business 72

While first half was challenging, our core strategies remain sound, with increased focus on product platforms and digital 1:1 marketing 1 6 4 3 2 DRIVE COMP SALES AND BRAND DIFFERENTIATION FOCUS ON GROWING OUR BEVERAGE AND TOTAL COFFEE BUSINESS PROTECT AND GROW OUR CRITICAL AM DAYPART CONTINUE OUR STRONG PM DAYPART GROWTH MAINTAIN OUR STRONG VALUE POSITION 5 CONTINE TO BUILD OUR 1:1 MARKETING CAPABILITIES 73

Despite the challenges, there were a number of solid accomplishments in the first half • Increased focus on our successful DD Mobile App and DD Perks loyalty program • Mobile and DD Perks continue to grow • Continued product innovation and news • Limited-Time-Offer strategy and introduction of new Product Platforms • National calendar complemented by strong local execution • 12 marketing windows • Strong advertising, media and local programs • Efficient use of national and local media, along with increased digital targeting • We work closely with franchisees on marketing and product development plans in national and regional planning committees • While this “democratic” process may take longer, it results in stronger franchisee commitment and execution when we implement 74

Dunkin’ Donuts has unique, powerful brand strength Brand Keys award for Customer Loyalty in the Coffee category for EIGHT consecutive years Named as the Harris Poll’s 2013 & 2014 Brand of the Year in the Coffee and QSR category 12 million Facebook Fans engaging with the brand 8.6 million+ downloads of our Mobile App since launch 75

Dunkin’s brand positioning remains relevant and distinctive in current competitive QSR environment TARGET Adults 18 – 49 / Dunkin’ Friends psychographics & values; increasing focus on multi-cultural customers and millennials BENEFIT Dunkin’ gets you going in the morning and keeps you going all day REASON TO BELIEVE America’s Favorite Coffee, refreshing beverages, tasty baked goods, and energizing snacks – all at a great value BRAND CHARACTER Unpretentious, authentic, down-to-earth, humble, true-to-self, motivated, and productive FOCUS OF SALE Dunkin’ is for busy working adults who keep America running. Our beverages, baked goods and food provide an emotional lift that gets you going in the morning and keeps you going all day DD Brand Positioning 76

FRANCHISEE-FUNDED ADVERTISING BUDGET NATIONAL MARKETING DRIVING SALES AND BUILDING BRAND AWARENESS $350M+ CONSUMER ENGAGEMENT WITH INTERACTIVE, SOCIAL & MOBILE MEDIA Strong advertising and marketing resources 77

Media Mobile/Loyalty Social Integrating traditional and new media for maximum impact 78

We continue broad-based and differentiated Product Innovation across all product categories Dunkin’ introduced 40+ products over the past 12 months 79

LTOs Strengthen foundation leveraging key growth categories Drive trial and visits with new product news Platforms Our Product Strategy utilizes both Platforms and LTOs 80

LTOs bring news and fun to our Guests, which differentiates our Brand and drives sales 81

BEVERAGE PLATFORMS Key Platforms are aligned against our biggest opportunities Other 4% Food 16% Bakery 23%Beverages 57% % of Sales Hot Coffee Iced Coffee Blended Beverages Specialty Coffee Hot/Iced Tea FOOD PLATFORMS Breakfast Sandwiches PM Snacking Donut Innovation Steak Chicken Data shown is 2014 year-to-date through August 65% food sold before 11 am 35% food sold after 11 am 82

Our Beverage efforts center around Coffee growth Iced Coffee Hot Coffee Market leader, strong category momentum; use LTOs like Baskin-Robbins flavors and French Vanilla Swirl to bring news to the category and attract new customers Our most important category and a key source of differentiation • Leverage Original Blend to drive traffic and loyalty from our core guests • New blends like Dark Roast leverage our coffee heritage and attract new customers 83

Other Beverages position Dunkin’ for the future and maintain relevance all year Frozen Beverages Specialty Coffee Critical to driving traffic in Summer months and attractive to all demographics; blender platform in test Popular with younger consumers and a category that responds very well to Flavor LTOs Hot and Iced Tea Growing popularity in the US presents a tremendous growth opportunity 84

Sandwich momentum helps drive Food and PM growth Breakfast Sandwiches Chicken and Steak Critical growth category for Dunkin’; all-day availability helps drive AM and PM visits for today’s consumers who want maximum choice and LTOs bring new users to the category Popular proteins that work across AM and PM product lines; LTO news can be driven by sauces and carriers, reducing operational complexity while maintaining news value 85

Donuts and PM Snacks are aligned with the growth of consumer snacking trends Donut Innovation PM Snacking Our brand was built on donuts…and today’s consumers still love the fun that comes with a donut (whether it is an old favorite or an exciting new LTO) Snacking is becoming more important to today’s consumers; Increased focus in our innovation pipeline to capture this occasion with smart beverage and snack pairings 86

Enhancing the in-store experience • Fresh Brew design • Digital menu boards • Retail merchandiser • Front counter merchandiser with Grab and Go items 87

Continue to invest in digital and mobile technology to drive sales with increased 1:1 marketing 88

We have strategies and plans in place to drive stronger sales and continue to build QSR share • Strong, differentiated Brand • Strong Culinary team and new product pipeline with increased focus on key beverage and food platforms • Effective advertising, supported by national and local marketing • Increased investments in 1:1 marketing through our Digital, Mobile and DD Perks loyalty program that are generating results • New in-store merchandising tools like digital menu boards and front counter merchandisers • Close working partnership with Operations and Franchisees 89

DD Mobile: The Mobile Platform Remains the Center of Our Consumer Engagement Efforts More than 8.6M downloads Testing Mobile Ordering in Q4 2014 Updated version of the App in 1H 2015 Mobile usage continues to grow 92

DD Perks: Our Loyalty program is off to a strong start • More than 1.5M members since launch • Leveraging partnerships and CRM for acquisition and engagement • Q4 program enhancements • Any Size Beverage Reward • Share Rewards via App 93

Guest action taken Guest activates DD Card and enrolls on DDPerks.com FREE Beverage at enrollment Guest spends $1 5 DD Perks Points Guest accrues 200 DD Perks Points FREE Beverage DD Perks: How the DD Perks Loyalty program works Guest earns Guest receives a personalized offer based on spend Bonus points to accrue rewards faster 94

DD Perks: We are segmenting our DD Perks members to execute an offer strategy to drive frequency and sales Jumpstart My Day 21% Pick Me-Up 11% The Regular 38% Big Spender 4% Value Seeker 7% Not Your Avg Joe 7% The Breakfast Guy 7% PM Snacker 5% Behavioral Offers Segment Offers Loyalty Offer Strategy % of DD Perks Revenue Individual Offers Source: DD Perks Segmentation 9/10/14 General Offers 95

DD Perks: We are Now Able to Track the Complete Customer Journey of DD Perks Members Note: Beth is a pseudonym for an actual Dunkin’ customer Meet Beth Beth* is a real Dunkin’ customer living in Springfield, MA 96

DD Perks: We are Using Data to Deliver Targeted Offers to Consumers 3/24 Visit 1 $4.98, PM visit, 2 Iced Coffees & Muffin 3/24 Offer for Beth Visit Dunkin’ 5X this week and earn 25 points 3/25 Visit 2 $5.03, PM visit, Iced Coffee & Muffin 2/18-3/17 Targeting Beth visits Dunkin’ 4X per week 3/27 Visit 3 $2.54, PM visit, Iced Coffee 3/28 Visit 4 $3.53, AM visit, Iced Coffee & Wake Up Wrap 3/28 Visit 5 $3.94, PM visit, Iced Coffee & Donut 3/24-3/30 Offer Impact Beth spends $23.81 over 6 visits in 1 week 3/29 Visit 6 $3.79, PM visit, Iced Coffee & Donut Source: Loyalty data 2.18.14-3.29.14 97

DD Perks: We Were Able to Shift Beth’s Behavior and Also Learn More About Her for Future Targeted Offers Weekly Weekly spend increased Customer Value (through Q2) 47% Large Iced Coffee 16% Small Coolatta Preferred Products Source: Loyalty data 2.18.14-6.1.14 Digital Touchpoints Visitation Patterns Responded to Behavioral and 1:1 Offers Increased visitation 50% visits after 10 AM 88% visits on Weekdays Prefers Burnett Road location in Chicopee, MA Opened 7 DD Perks e-mails 4 visits to DD.com 11% Egg & Cheese Wrap 98

International: Leveraging Digital Commerce to build our Brands • Exporting Digital learning from the US to key International markets • Testing Mobile/Loyalty and Online Cake Ordering in select markets in Q4 99

Baskin-Robbins U.S. positive momentum continues

Comp Store Sales


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
3.8%
-4.4%
1.6%
3.2%
2.2%
0.8%
0.5%
4.2%
FY '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
FY '13
Q1 '14
Q2 '14

Net Restaurant Development


15
10
5
-
(5)
(10)
(15)
(20)
(25)
(30)
(35)
(30)
2
5
1
(4)
4
1
12
FY '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
FY '13
Q1 '14
Q2 '14
FY-Full Year

Executing the playbook and getting results by focusing on priorities GROW People GROW Profitable Top-Line Sales GROW Store Count

Driving Profitable Top-Line Sales GROW Profitable Top-Line Sales Operational Focus Cake Ordering & Execution Drive Transactions

Outperforming QSR industry on overall satisfaction June 2012 December 2014 Gap to QSR -1 PTs Gap to QSR +4 PTs

“Pink Spoon” Operational Plan ENGAGING crew CONSISTENTLY EXECUTED operational standards STRENGTHENING franchisee partnerships

Driving transactions with sustainable programs to grow profitable top-line sales 107 GETTING GUESTS IN with flavors they want, TRADING GUESTS UP with the sustainable offers BUILDING THE BRAND with unique treats and desserts July '13 Aug Sept Oct Nov Dec Jan '14 Feb Mar Apr May Jun Dramatic Increase in Transactions over the Last 4 Quarters Trailing Twelve Month Transaction Comp

Online cake ordering is transformational

The digital roadmap: Driving sales wherever and whenever the customer wants MOBILE APP Drive traffic, online sales, engagement RECEIPT COUPONS Drive traffic, online sales, BDAY CLUB Mktg msgs via email BR.com Drive to store & ecommerce VIRTUAL GIFT CARDS Drive traffic ONLINE ORDERING Increase sales outside store; bring in new customers, drive ticket MOBILE MARKETING SOCIAL Engage, drive traffic & sales RAPID RESPONSE EMAILS Drive traffic Existing 2014 FUTURE CUSTOMER DATABASE

Growing Advertising Fund through other revenue generators

People are at the heart of our business GROW People AssessmentCalibration Face-to-Face with Franchisees and Crews

Baskin-Robbins is a growing business GROW Store Count Unit Level Profitability & Cash on Cash Returns PR Market Optimization

The Path to Growth Driven by a mix of standalones and combo units Market optimization is making a difference Attractive franchising offers Intense focus on unit economics has shown improvement

2013 New Restaurant Results 114 2013 results are projected based on partial year results Store Build Out Costs are based on internal estimates $380,000 Average Unit Volume $200,000 - $225,000 Restaurant Build-Out Costs 20% - 25% Cash-on-Cash Returns Over 80% of the new restaurants are above breakeven in first year

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Europe expected to be a strong contributor to near and long-term growth High GDP countries offer opportunity for restaurant unit economics similar to U.S., with strong sales and compelling unit economics OPPORTUNITY FOR 1,300+ RESTAURANTS 117

Key ingredients for growing our footprint GROWING IN THE RIGHT PLACES o Expanding to the right markets • Targeting high GDP countries • Dividing-up densely populated countries into multiple territories o Signing the right partners • With the right credentials o Opening the right sites and providing the right guest experience • Leveraging our U.S. expertise • In-country development, operations, and marketing support where appropriate 118

Current European restaurant footprint UNITED KINGDOM SPAIN BULGARIA GERMANY 9 new U.K. and German partners have opened 21 stores since 2013 144 Dunkin’ Donuts restaurants across Europe Expect to open 45+ net new restaurants in Europe in 2014 119 LUXEMBOURG RUSSIA

Germany: Gaining scale with powerful multi-licensee model • Development focused in key mass transit locations and high streets with strong pedestrian foot traffic • Intensifying market planning support to improve site selection and optimize layouts • Average weekly sales in new regions starting at $100K+; stabilizing in $15K-40K range 120 6 new partners/SDAs ….with agreements for collectively more than 80 new restaurants! Accelerated growth in Germany over last 18 months New Markets from 2013 to 2014 Markets from 2012 and prior Light orange

Germany: Another record-breaking opening in Munich in April 2014 First location in Munich High-traffic railway station location Global record-breaking opening week sales -- $250,000! With 6,000 transactions per week Steady weekly sales of $40,000 121

U.K.: Getting out of the gates quickly 5 restaurants opened since December 2013 Development currently focused in areas surrounding London Operating 5 “alternative points of distribution” in WH Smith and Welcome Break locations to build brand awareness 4 franchisee groups signed; continuing to sign additional groups ENGLAND 122 Traditional Restaurant Presence Today

• Rich coffee tradition and among top coffee consumption countries in world • Master franchise agreement for development of 30 Dunkin’ Donuts restaurants over the next 5 years • Initial focus on the Stockholm area • Well-established coffeehouse culture with high-quality expectations and consumer demand for variety • Master franchise agreement for development of 25 Dunkin’ Donuts restaurants over the next 5 years • Initial focus in Vienna Our newest partners in Austria and Sweden Sweden Austria 123

Momentum in Europe continues to grow • Actively sourcing European partners in high GDP countries • Future focus markets: Norway, Poland, Switzerland, Iceland, Denmark • Positioning ourselves for long-term growth • Right markets and right partners • Right sites and right guest experience • Capitalizing on initial donut sales to introduce guests to variety of product categories • Focus on unit economics 124

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1. Tremendous global growth opportunity – 30,000+ possible! – driven by focus on franchisee returns • Opportunity for 17,000+ DD U.S. restaurants • Baskin-Robbins U.S. is now a growth business • Europe and the Middle East are hubs for sustainable and profitable international growth 2. Product and marketing innovation drive sales globally • Committed to being a leader in QSR in using technology to collect data and drive sales 3. Headwinds hampered 2014 performance; we’re tackling challenges and trends heading in right direction 4. Expect 10 – 12% adj. operating income growth in 2015 demonstrating strength of franchised business model 5. Long-term expectations remain intact; 15%+ annual adjusted EPS growth 127 “Top 5” Takeaway List

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